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                SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS

                CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S
PROSPECTUS.

Effective September 23, 2002, the Fund has raised its minimum account balance to $3,000,000. In addition to supplementing the Fund's prospectus, this Supplement notifies you of the Fund's intention to redeem all of your remaining Fund shares if your account balance is not increased to at least $3,000,000 by October 23, 2002. Your shares will be redeemed at their net asset value on the date of redemption and you will be sent the redemption proceeds by mail. A redemption by the Fund will be a taxable event to you and, depending on the purchase price and the sale price of the shares redeemed, you may have a gain or loss on the transaction.

IF YOU HAVE ANY QUESTIONS ABOUT THIS CHANGE OR HOW IT APPLIES TO YOU, PLEASE CALL US AT 1-800-927-2874.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS IS ALSO SUPERSEDED.

Dated:  August 30, 2002                                            CSISB-16-0802